Kraft Foods February 21, 2012 CAGNY Conference 1 Exhibit 99.2

Forward-looking statements

This slide presentation contains a number of forward-looking statements. The words “believe,” “expect,”
“anticipate,” “optimistic,” “intend,” “plan,” “goals,” “may,” “aim,” “will” and similar expressions are intended to identify our forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our virtuous cycle of growth; our 5-10-10 strategy;
Kraft Foods Developing Markets and Kraft Foods Europe growth in 2012; the 2012 environment; the three priorities for the grocery and snacks businesses’ success; Power Brands and 2012 organic growth;
product line pruning; factors that will drive 2012 results; 2012 top-line momentum; Cadbury revenue synergies; cost management; 2012 top-tier growth; one-time and refinancing costs; launching two investment grade companies; sustainable, top-tier performance; expectations for the North American grocery and Global snacks companies; next steps related to the spin-off; and what shareholders can expect from 2012. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition, pricing actions, continued volatility in commodity costs, increased costs of sales, our indebtedness and our ability to pay our indebtedness, risks from operating globally, our failure to successfully execute in developing markets, our failure to recognize the synergies from our combination with Cadbury; our failure to launch two successful independent companies; and tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on
Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Agenda • Driving sustainable, top-tier growth • Building on success in North America • 2012 guidance • The path to separation 3

4 Irene Rosenfeld Chairman and CEO

Virtuous cycle of growth is paying off

Focus on Power
Brands
+8% in 2011
Drive Top-Tier Growth
Organic Net Revenue
+6.6%
(1)
(1)
Reported Net Revenue growth was 10.5%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Strong growth in global snacks portfolio
• Global Biscuits +9%
–
Developing Markets up double-digits
–
Developed Markets up mid-single digits
• Global Chocolate +6%
–
Developing Markets up double digits
–
Developed Markets up slightly
• Global Gum & Candy +1%
–
Developing Markets up high-single digits
–
Developed Markets down mid-single digits

(1)  Reflects FY 2011 Organic Net Revenue Growth.  Reported FY 2011 Net Revenue growth was 11.5% for Biscuits,
16.1% for Chocolate and 11.8% for Gum & Candy.  Global Biscuits includes snack nuts.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(1)
(1)
(1)

Delivering top-tier organic growth

Organic Revenue Growth (Fiscal Year)
*
2009 2010 2011
(1)
(2)
(2)
(2)
(2)
(4)
(2)
(2)
(2)
(2)
(2)
(3)
(2)
1 General Mills 8.5% 1 Danone 6.9% 1 Danone 7.8%
2 ConAgra 7.7% 2 Hershey 6.1% 2 Nestlé 7.5%
3 Heinz 5.5% 3 Coca-Cola 6.0% 3 Hershey 6.9%
4 Nestlé 4.1% 4 Nestlé 6.0% 4 Kraft Foods 6.6%
5 Coca-Cola 4.0% 5 General Mills 4.0% 5 PepsiCo 5.0%
6 Hershey 4.0% 6 PepsiCo 3.5% 6 Sara Lee 4.9%
7 PepsiCo 4.0% 7 Kraft Foods 3.1/3.2% 7 Kellogg 4.5%
8 Danone 3.2% 8 Heinz 2.1% 8 Coca-Cola 4.0%
9 Campbell 3.0% 9 ConAgra (0.8)% 9 General Mills 2.0%
10 Kellogg 3.0% 10 Kellogg (1.3)% 10 Heinz 1.9%
11 Sara Lee 2.7% 11 Campbell (2.0)% 11 ConAgra 1.1%
12 Kraft Foods 1.5% 12 Sara Lee (2.8)% 12 Campbell (1.0)%
*  Source:  Thomson First Call.
(1)
Reported Net Revenue growth was 27.0%; Combined Organic Net Revenue Growth was 3.1%; Kraft Foods Base Organic Net Revenue growth was 3.2%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Per company reports.
(3)
Reported net revenue growth was 10.5%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(4)
Reflects Wall Street estimate.

Virtuous cycle of growth is paying off

Focus on Power
Brands
+8% in 2011
Reduce Costs
Productivity
>4%% COGS
Drive Top-Tier Growth
Organic Net Revenue
+6.6%
(1)
(1)
Reported Net Revenue growth was 10.5%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Virtuous cycle of growth is paying off

Focus on Power
Brands
+8% in 2011
Reduce Costs
Productivity
>4%% COGS
Leverage Overheads
% of NR down (60)bps
(2)
Drive Top-Tier Growth
Organic Net Revenue
+6.6%
(1)
(1)
Reported Net Revenue growth was 10.5%.  See GAAP  to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (130) bps versus 2010.  See GAAP  to Non-GAAP reconciliation at the end of this presentation.

Virtuous cycle of growth is paying off

Focus on Power
Brands
+8% in 2011
Reinvest in Growth
A&C 8% of NR
NPD 10%+ of NR
Reduce Costs
Productivity
>4%% COGS
Leverage Overheads
% of NR down (60)bps
(2)
Drive Top-Tier Growth
Organic Net Revenue
+6.6%
(1)
(1)
Reported Net Revenue growth was 10.5%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (130) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Operating gains fueling EPS growth

2010
Diluted
EPS
2010
Adjustments
(1)
Operating
Gains
(2)
Other,
net
(3)
2011
Operating
EPS
(5)
$2.39
$(0.37)
$0.25
$0.02
$2.29
2010
Operating
EPS
(5)
$2.02
Non-
Operating
Items
(4)
$(0.30)
2011
Diluted
EPS
$1.99
+13%
+10% constant FX
(1)
2010 Adjustments include earnings and gain from discontinued operations, acquisition-related costs, Integration Program costs and the U.S. Healthcare legislation impact on deferred taxes.
(3)
“Other, net” includes the impact of: decreases in operating income from divestitures, primarily the loss of the Starbucks CPG business; the increase in operations from one month of Cadbury; the change in restructuring accrual reversals and asset impairments; the change in unrealized gains/losses from hedging activities; favorable foreign currency; higher interest expense; changes in taxes; and changes in shares outstanding.
(4)
Non-operating items include Integration Program costs and costs related to the proposed spin-off of the North American Grocery business.
(5)
See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Includes the benefit of accounting calendar changes (including the impact of the 53 rd
week of shipments).

Delivering top-tier earnings growth

2009 2010 2011
(2)
(4)
(4)
(4)
(4)
(3)
(4)
(4)
(4)
(4)
(4)
(4)
(4)
Operating EPS Growth
(1)
1 Hershey 15.4% 1 Hershey 17.5% 1 Kraft Foods 13.4%
2 General Mills 13.1% 2 General Mills 15.6% 2 Hershey 10.6%
3 Heinz 10.3% 3 ConAgra 14.5% 3 Coca-Cola 10.0%
4 Kraft Foods 8.0% 4 Coca-Cola 14.1% 4 General Mills 7.8%
5 Campbell 6.2% 5 PepsiCo 11.3% 5 Heinz 7.3%
6 Kellogg 5.7% 6 Campbell 11.3% 6 Danone 6.6%
7 PepsiCo 0.8% 7 Nestlé 7.4% 7 PepsiCo 6.5%
8 Nestlé 0.7% 8 Danone 5.4% 8 Campbell 2.8%
9 Danone (0.8)% 9 Kraft Foods 4.7% 9 Sara Lee 2.6%
10 Coca-Cola (2.9)% 10 Kellogg 4.4% 10 Kellogg 2.4%
11 Sara Lee (15.2)% 11 Heinz (1.0)% 11 ConAgra 0.6%
12 ConAgra (20.0)% 12 Sara Lee (9.5)% 12 Nestlé (7.2)%
(1) Source:  Thomson First Call.
(2) Represents Operating EPS. Diluted EPS declined 17.7%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(3) Diluted EPS declined 16.7%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(4) Per company reports.

Kraft Foods Developing Markets 13 Sanjay Khosla President Kraft Foods Developing Markets

Kraft Foods Developing Markets is driving a
virtuous cycle

Focus on Power
Brands
+17% in 2011
(1) Reported Net Revenue growth was 16.2%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
Drive Top-Tier Growth
Organic Net Revenue
+11.2%
(1)

5-10-10 strategy drives revenue growth 15 5 Categories 10 Power Brands 10 Priority Markets +12% India Chocolate +30% +17% +50% +35% +12% Brazil +15% To $2B+ +30% to $800M+ China

Kraft Foods Developing Markets is driving a
virtuous cycle

Focus on Power
Brands
+17% in 2011
Drive Top-Tier Growth
Organic Net Revenue
+11.2%
(1)
Reduce Costs
Productivity
4% COGS
Leverage Overheads
% of NR down (20) bps
(2)
(1)
Reported Net Revenue growth was 16.2%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (40) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods Developing Markets is driving a
virtuous cycle

Focus on Power
Brands
+17% in 2011
Reinvest in Growth
A&C 10% of NR
NPD 12% of NR
Drive Top-Tier Growth
Organic Net Revenue
+11.2%
(1)
Reduce Costs
Productivity
4% COGS
Leverage Overheads
% of NR down (20) bps
(2)
(1)
Reported Net Revenue growth was 16.2%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (40) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods Developing Markets will continue
to drive strong growth in 2012
• Relentless focus behind 5-10-10 strategy
• Capture Cadbury synergies
• Expand margins through productivity and
overhead leverage

Kraft Foods Europe 19 Tim Cofer President Kraft Foods Europe

Kraft Foods Europe is driving a virtuous cycle

Focus on Power
Brands
+7% in 2011
Drive Top-Tier Growth
Organic Net Revenue
+4.6%
(1)
(1)
Reported Net Revenue growth was 14.9%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Milka

CÔTE D'OR

OREO

TASSIMO

belVita

kraft foods

Power Brands, innovation and geographic expansion driving growth 21 Choco-Bakery +29% +25% +25% +18%

Kraft Foods Europe is driving a virtuous cycle

Focus on Power
Brands
+7% in 2011
Reduce Costs
Productivity
>4% COGS
Drive Top-Tier Growth
Organic Net Revenue
+4.6%
(1)
(1)
Reported Net Revenue growth was 14.9%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods Europe is driving a virtuous cycle

Focus on Power
Brands
+7% in 2011
Reduce Costs
Productivity
>4% COGS
Drive Top-Tier Growth
Organic Net Revenue
+4.6%
(1)
Leverage Overheads
% of NR down (150)bps
(2)
(1)
Reported Net Revenue growth was 14.9%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (200) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods Europe is driving a virtuous cycle

Focus on Power
Brands
+7% in 2011
Reinvest in Growth
A&C 8% of NR
NPD 12% of NR
(1) Reported Net Revenue growth was 14.9%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Underlying overheads as a % of net revenue excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue was down (200) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
Reduce Costs
Productivity
>4% COGS
Drive Top-Tier Growth
Organic Net Revenue
+4.6%
(1)
Leverage Overheads
% of NR down (150)bps
(2)

Kraft Foods Europe will continue to drive a
growth agenda in 2012
• Top-line momentum
–
Distort investments towards Power Brands
–
Step up innovation
–
Excellent sales execution
–
Enter “white space” markets
• Expand margins and fund investments through
relentless cost management
–
Lower overheads
–
Increase productivity

Building on Success in North America 26 Tony Vernon President Kraft Foods North America

2011 Priorities • Revitalize our brands • Increase marketing and sales excellence • Deliver record cost savings 27

Kraft Foods North America is driving a
virtuous cycle

Focus on Power
Brands
+4.5% in 2011
Drive Top-Tier Growth
Organic Net Revenue
+4.8%
(1)
(1) Reported Net Revenue growth was 5.1%. See GAAP to Non-GAAP reconciliation at the end of this presentation.

Solid market share performance in an
unprecedented environment

Source:  52-weeks ending Dec. 24, 2011.  4-outlet data, Nielsen.
Percent of 2011 U.S. Retail Revenue
36%
Gaining/holding
share
31%
Pricing to
protect profit
13%
Outsized category
growth through
Innovation

Drove our U.S. retail categories faster
than the industry

Total U.S.
Food &
Beverage
Kraft Foods
U.S.
Categories
(2.4)%
(0.6)%
2011 Equivalent
Units Growth
Total U.S.
Food &
Beverage
Kraft Foods
U.S.
Categories
2.7%
7.1%
2011 $ Growth
Source:  52-weeks ending Dec. 24, 2011.  4-outlet data, Nielsen.

Kraft Foods North America is driving a
virtuous cycle

Focus on Power
Brands
+4.5% in 2011
Leverage Overheads
% of NR down (60)bps
(2)
Drive Top-Tier Growth
Organic Net Revenue
+4.8%
(1)
Reduce Costs
Productivity
>4% COGS
(1)
Reported Net Revenue growth was 5.1%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Reflects underlying overheads as a % of net revenue, which excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North
American grocery business.  Reported overheads as a % of net revenue was down (60) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Focus on cost reduction is paying off

Productivity as % of
Cost of Goods Sold
4.0%
4.4%
Overheads as % of
Net Revenue
(1)
12.0%
11.4%
(1) Reflects underlying overheads as a % of net revenue, which excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  Reported overheads as a % of net revenue were 12.2% and 11.6% in 2010 and 2011, respectively.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Reflects Kraft Foods base business only.
(3) Pro forma combined Kraft Foods base business and Cadbury.
3.5%
(2)
12.6%
(3)
2009 2010 2011
2009 2010 2011

Kraft Foods North America is driving a
virtuous cycle

Focus on Power
Brands
+4.5% in 2011
Leverage Overheads
% of NR down (60)bps
(2)
Reinvest in Growth
A&C 6% of NR
NPD 9% of NR
Drive Top-Tier Growth
Organic Net Revenue
+4.8%
(1)
Reduce Costs
Productivity
4.4% COGS
(1)
Reported Net Revenue growth was 5.1%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Reflects underlying overheads as a % of net revenue, which excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North
American grocery business.  Reported overheads as a % of net revenue was down (60) bps versus 2010.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Distorting brand building investments to
Power Brands

KFNA A&C as a Percentage of Net Revenues
(1)
(1)  Pro forma for Cadbury acquisition.
A&C % of net revenues for total KFNA
A&C % of net revenues for KFNA Power Brands
6.2%
6.5%
6.3%
6.6%
7.2%
7.2%
2009 2010 2011

Miracle Whip

Oscar Mayer

Wheat Thins

Planters

Chips Ahoy!

Capri Sun
No artificial colors or flavors

Kraft Philadelphia

Oreo

Kraft Velveeta Shells & Cheese

Newtons

kraft foods

Driving growth in our iconic brands 35 +12% +5% +8% +9% +6% +11% +7% +20% +44% +5%

MiO

Oscar Mayer

Newtons

Velveeta Cheesy Skillets

kraft foods

Stepping up growth from new products

(1) Reflects percentage of net revenue derived from products introduced within the prior 3 years.
(2) Reflects Kraft Foods base business only.
New Product Development as % of Net Revenue
8%
9%
6.5%
(1)
(2)
2009 2010 2011

• Weak GDP rebound
• High unemployment
• Commodity costs
expected to remain
high / volatile
• Low consumer
confidence, but
improving
• F&B demand
recovering, but
remains weak
• Value focus will
remain; more than
just low price
• Rising prices driving
dollar growth but
volume softness
• Dynamic retail
environment
• Customers looking
for Kraft to bring
category leadership,
innovation, value
and H&W
37

Economy Consumer Customer
2012 environment will remain difficult

Three priorities will position both grocery and
snacks businesses for success
1. Strategically distort portfolio
–
Drive break-through innovation
–
Skew A&C investments to Power Brands
–
Discontinue products with low profitability

new!
PHILADELPHIA
dark chocolate
Indulgence
MiO ENERGY
GREEN THUNDER
MiO LIQUID
ORANGE TANGERINE
NEW!
SELECTS
SLOW ROASTED
TURKEY BREAST
CAPRI SUN
NEW
SUPER V
FIBER
Fruit Punch
CAPRI SUN
25% LESS SUGAR
10
FRUIT PUNCH
New
strawberry
KRAFT
MilkBite
MILK & GRANOLA BARS
store in FRIDGE
NEW
GEVALIA
KAFFE
Traditional Roast
NEW!
BREAKFAST
belVita
GOLDEN OAT
New!
KRAFT
Fresh Take
Cheese & Breadcrumb Mix
SOUTHWEST THREE CHEESE RECIPE
NEW!
SELECTS
SMOKED
UNCURED BACON
NO NITRATES OR NITRITES ADDED
NEW!
SELECTS
NEW YORK STYLE
SMOKED UNCURED BEEF FRANKS
NEW!
PLANTERS
NUT-rition
Men'sHealth
6
RITZ
CRACKERFULS
BOLD
Kickin' Cheddar & Jalapeño

2012 Innovation 39

GEVALIA KAFFE

KRAFT Velveeta SHELLS & CHEESE

MiO

KRAFT PHILADELPHIA

CAPRI SUN NO ARTIFICIAL COLORS OR FLAVORS

Wheat Thins

JELL-O

Oscar Mayer Lunchables

RITZ

Kool-Aid

Miracle Whip

KRAFT macaroni & cheese

Honey Maid

Triscuit

OREO

Stride

PLANTERS

Newtons

Trident

belVita

Cracker Barrel

• Higher-than-average gross margins • Vibrant categories • Outsized investments behind product news 40 A&C investments skewed to 21 Power Brands will drive 2012 organic growth

Selective product line pruning will
improve mix
• Eliminating product lines with low profitability
–
40% from North America Foodservice
–
60% from other business units
• Impacts organic net revenue growth
–
Up to 2 percentage points in North America
–
Up to 1 percentage point for total Kraft
• Manageable impact to operating income

Three priorities will position both grocery and
snacks businesses for success
1. Strategically distort portfolio
2. Drive towards best-in-class costs
–
Deliver productivity of 4%+
–
Streamline manufacturing and distribution networks
–
Reduce overhead

kraft foods

kraft foods

kraft foods

ACOSTA
SALES & MARKETING

CROSSMARK

kraft foods

Realigning U.S. Sales organization 43 Grocery Business Snacks Business Retail Execution HQ Sales

Three priorities will position both grocery and
snacks businesses for success
1. Strategically distort portfolio
2. Drive towards best-in-class costs
3. Reignite a winning culture
–
Spirit of a start up, soul of a powerhouse
–
Recruit the best talent
–
Reinvest in our employees

Summary • Kraft Foods North America is driving a virtuous cycle • We will continue to deliver industry-leading results • We will launch two businesses positioned for success 45

Executive Vice President and CFO 2012 Guidance Dave Brearton

2012 results will be driven by multiple factors
• Strong organic growth from Power Brands
• Full Cadbury synergies
• Further gains from End-to-End Cost
Management
• One-time costs to achieve peak performance
• Financing costs to execute the separation

2012 will benefit from the tailwind of top-line
momentum in each region

Kraft
Foods
(1)
+6.6%
+4.8%
North
America
(1)
+4.6%
Europe
(1)
+11.2%
Developing
Markets
(1)
Pricing
Vol/Mix
6.0 pp
0.6 pp
6.1 pp
(1.3) pp
4.4 pp
0.2 pp
7.3 pp
3.9 pp
2011 Organic Net Revenue Growth
(1)
Reported Net Revenues in FY 2011 increased 10.5%, 5.1%, 14.9% and 16.2% for Kraft Foods, North America, Europe and
Developing Markets, respectively. See GAAP to Non-GAAP reconciliation at the end of this presentation.

Cadbury revenue synergies will escalate
• Achieved $400 million revenue run-rate
–
Drove 2011 revenue synergies of $300+ million
–
~60 bps of growth
• On-track to reach $1 billion target
–
Roughly two-thirds from Developing Markets
–
50-100 bps of growth in 2012

Exceeding Cadbury cost synergy targets

(Cumulative P&L Impact, % of Original $750 Million Target)
Cost Synergies
~25%
~80%
105%+
~15%
Actual
2011
2012
Original
Estimate
2010
Actual Original
Estimate
~70%
~$800
Million

End-to-End Cost Management will drive
further gains
• Productivity
–
Procurement
–
Manufacturing
–
Customer Service & Logistics
• Overhead Cost Reset
–
North America:  NOG
–
Europe:  NOG
–
Developing Markets:  HOG

Productivity % of COGS
Overheads % of Net Revenue
~4%
4%+
4%+
2010 2012E 2011
13.8%
14.4%
13%-13.5%
2010 2012E 2011
(2)
(3) (4)
(1)
(1)
Kraft Foods Base Business only
(2)
Excludes integration and acquisition-related costs associated with the Cadbury acquisition, and costs associated with the proposed spin-off of the North American grocery business.
(3)
Reported Overheads as a % of Net revenues for FY 2010 was 16.0%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(4)
Reported Overheads as a % of Net revenues for FY 2011 was 14.7%. See GAAP to Non-GAAP reconciliation at the end of this presentation.

Targeting top-tier growth in 2012

• Organic revenue growth consistent with
5%+ long-term guidance
+
Strong momentum, Power Brands in each region
+
Revenue synergies from Cadbury
+
Low/mid-single-digit benefit from pricing
–
Macroeconomic environment
–
Product pruning in North America of up to 1 pp
Organic Net Revenue growth
of approximately 5%

Targeting top-tier growth in 2012
• Organic revenue growth consistent with
5%+ long-term guidance
• Operating EPS growth consistent with
9%-11% constant-currency, long-term guidance
+
Strong operating momentum
+
Further gains from End-to-End Cost Management, synergies
–
Pension cost headwind ~4 pp
–
Higher effective tax rate (~28%)

Constant Currency Operating EPS growth
at low end of 9%-11% range

Setting up each company for future success
• “Clean sheet” approach
–
Lean corporate structures
–
Tailoring support functions to needs of each company
–
Streamlining manufacturing and distribution infrastructures
• Transition and transaction costs to execute
separation
• $1.6-$1.8 billion of one-time costs
–
Approximately two-thirds in cash
–
Most expected to be booked in 2012
• Key enabler to achieving peak performance for
each company

Refinancing costs to be incurred to set up capital structures • Debt breakage and financing fees from migrating debt to North American grocery • $400 million to $800 million cost 55

Generating strong free cash flow

(1) Adjusted free cash flow is defined as net cash from operating activities less capital expenditures plus voluntary pension contributions and taxes paid on the gain on the 2010 sale of North America pizza business.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
Adjusted Free Cash Flow
(1)
($ billions)
$2.3
$2.8
$4.2
$3.3
$3.2
2007 2008 2009 2010 2011

Well-positioned to launch two investment
grade companies with access to CP
• Successfully delevered from Cadbury acquisition
–
Gross debt-to-underlying EBITDA of 3.1x
–
Total debt down $4+ billion since March 2010
• Taking actions to create space, flexibility
–
Issued $800 million floating rate notes in Jan. 2012
–
More to come
• Several options to migrate debt to North
American grocery company

Driving sustainable, top-tier performance
for the long term
• Top-tier operating performance on both top and
bottom lines
• Setting stage for strong, future gains through a
clean-sheet approach
• On track to launch two investment-grade
entities with low-cost debt

The Path to Separation Irene Rosenfeld Chairman and CEO

North American grocery will be a major force
in the industry
U.S. Beverages
16%
$18 Billion in Revenues*
U.S. Cheese
21%
U.S. Convenient
Meals
18%
U.S. Grocery
25%
Canada &
NA Foodservice
20%
Growth in line with
categories
Strong margins with
upside opportunity
Highly competitive
dividend payout

* Based on 2011 reported net revenues adjusted for the 53 week of shipments and divestitures, including the Starbucks CPG business. rd
Includes Planters.  All figures are unaudited.

Latin
America
CEEMA
Asia
Pacific
Europe
37%
North
America
19%
Developing
Markets
44%
$35 Billion in Revenues*
Industry-leading growth
Drive margin gains
through revenue growth
and cost containment
Invest to support future
growth
Top-tier EPS growth plus
a modest dividend
*   Based on 2011 reported net revenues adjusted for accounting calendar changes, the
53rd
week of shipments and divestitures.
Excludes Planters.  All figures are unaudited.

Global snacks’ geographic profile is unique
within consumer products

What’s next
• Continue to report as one company
• Initial Form 10 filing, carve-out financials in Q2
• Tax Rulings around mid-year
• Management structures and personnel decisions
finalized by mid-year
• Complete separation no later than
Dec. 31, 2012
• Investor events close to separation date

2012 will be an exciting year for Kraft Foods and our shareholders • Strong operating momentum • Executing separation from position of strength • The best is yet to come! 63

Kraft Foods

Organic Net
Revenue
Growth
(1)
• Revenue growth in top-tier of
peer group
– Positive vol/mix despite significant
pricing
• Power Brands +8%
• Underlying OI +10%
(3)
– Pricing fully covered $2.6 billion
increase in raw material costs
• Underlying OI Margin
essentially flat due to
denominator effect of pricing
FY 2011
+6.6%
Pricing
+6.0 pp
Vol/Mix
+0.6 pp
Operating
Income Margin
FY 2010 FY 2011
11.5%
(reported)
13.3%
13.4%
12.2%
(reported)
(2) (2)
(1)
Reported Net Revenues increased 10.5% in FY 2011.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying Operating Income margin excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(3)
Reported Operating Income increased 17.5%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods North America

Organic Net
Revenue
Growth
(1)
• Pricing and new products drove
revenue growth
– Vol/mix in line with expectations
– Power Brands +6%
– New products contributed 9%+
of revenue
• Underlying SOI +4%
(3)
– (3)pp impact from divestitures,
primarily Starbucks CPG business
– Pricing fully covered increase in
raw material costs
• Underlying SOI Margin
essentially flat due to
denominator effect of pricing
FY 2011
+4.8%
Pricing
+6.1 pp
Vol/Mix
(1.3)pp
Segment Operating
Income Margin
FY 2010 FY 2011
16.8%
(reported)
16.8%
17.0%
16.5%
(reported)
(2) (2)
(1)
Reported Net Revenues increased 5.1% in FY 2011.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying Operating Income margin excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(3)
Reported Operating Income increased 3.6%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Kraft Foods Europe

Organic Net
Revenue
Growth
(1)
• Strong performance in each
quarter this year
– 8 straight quarters of top- and
bottom-line gains
– Positive vol/mix despite significant
pricing
• Power Brands +7%
• Underlying SOI +19%
(3)
– Pricing and productivity essentially
covered increase in raw material
costs
FY 2011
+4.6%
Pricing
+4.4 pp
Vol/Mix
+0.2 pp
Segment Operating
Income Margin
FY 2010 FY 2011
9.6%
(reported)
12.4%
12.0%
(1) Reported Net Revenues increased 14.9% in FY 2011.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Underlying Operating Income margin excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  See GAAP to Non-GAAP reconciliation at the end of this presentation
(3) Reported Operating Income increased 26.1%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
10.5%
(reported)
(2)
(2)

Kraft Foods Developing Markets

Organic Net
Revenue
Growth
(1)
• Strong revenue performance in
each region despite volatile
market conditions
– Latin America and Asia Pacific
both up double-digits
– CEEMA up high single-digits
• Power Brands +17%
• Underlying SOI +24%
– Pricing fully covered increase in
raw material costs
– Vol/mix and overhead leverage
drove margin expansion
FY 2011
+11.2%
Pricing
+7.3 pp
Vol/Mix
+3.9 pp
Segment Operating
Income Margin
FY 2010 FY 2011
11.6%
(reported)
14.0%
13.1%
13.0%
(reported)
(2)
(2)
(1)
Reported Net Revenues increased 16.2% in FY 2011.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2)
Underlying Operating Income margin excludes Integration Program costs, acquisition-related costs and costs associated with the proposed spin-off of the North American grocery business.  See GAAP to Non-GAAP reconciliation at the end of this presentation
(3)
Reported Operating Income increased 30.2%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
(2)
Impact of
Integration
Program
Impact of
Accounting
Calendar
Changes
(3)
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2011
Biscuits 12,010 $             - $                     - $                     - $                     (235) $                (219) $                 11,556 $      11.5% 8.7%
Confectionery
Chocolate 9,607                  -                        (287)                  -                        (143)                  (361)                     8,816           16.1% 6.4%
Gum & Candy 5,575                  -                        (379)                  1                       (2)                       (151)                     5,044           11.6% 1.0%
Other Confectionery 293                      -                        (3)                      -                        (6)                       (7)                        277             (32.6)% (12.9)%
15,475                -                        (669)                  1                       (151)                  (519)                     14,137         12.9% 4.0%
Snacks
(1)
27,485 $             - $                     (669) $               1 $                    (386) $                (738) $                 25,693 $      12.3% 6.1%
2010
Biscuits 10,775 $             - $                     - $                     - $                     (147) $                - $                       10,628 $
Confectionery
Chocolate 8,276                  11                     -                        1                       (3)                       -                          8,285
Gum & Candy 4,996                  -                        -                        -                        -                         -                          4,996
Other Confectionery 435                      (117)                  -                        -                        -                         -                          318
13,707                (106)                  -                        1                       (3)                       -                          13,599
Snacks
(1)
24,482 $             (106) $               - $                     1 $                    (150) $                - $                       24,227 $
Net Revenues to Organic Net Revenues by Consumer Sector
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
Kraft Foods
% Change
(1)
Snacks is defined as the combination of the Biscuits sector, which includes cookies, crackers and salted snacks, and the Confectionery sector, which includes chocolate, gum & candy and other confectionery.
(2)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition on February 2, 2010.
(3)
Includes the impacts of accounting calendar changes and the 53 week of shipments in 2011.
rd

GAAP to Non-GAAP Reconciliation

(1)
Impact of divestitures includes for reporting purposes Starbucks CPG business.
(2)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition on February 2, 2010.
(3)
As Reported
(GAAP)
Impact of
Divestitures
(1)
Impact of
Acquisitions
(2)
Impact of
Integration
Program
Impact of
Accounting
Calendar
Changes
(3)
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2011
Kraft Foods North America 25,188 $      (91) $                 (117) $              - $                   (294) $                (136) $          24,550 $      5.1% 4.8%
Kraft Foods Europe 13,356         -                        (201)                 -                      (403)                  (632)             12,120         14.9% 4.6%
Kraft Foods Developing Markets 15,821         -                        (379)                 1                     (183)                  (397)             14,863         16.2% 11.2%
Kraft Foods 54,365 $      (91) $                 (697) $              1 $                 (880) $                (1,165) $       51,533 $      10.5% 6.6%
2010
Kraft Foods North America 23,966 $      (547) $               - $                     - $                   - $                      - $               23,419 $
Kraft Foods Europe 11,628         -                        -                       -                      (45)                     -                  11,583
Kraft Foods Developing Markets 13,613         (105)                  -                       1                     (148)                  -                  13,361
Kraft Foods 49,207 $      (652) $               - $                     1 $                 (193) $                - $               48,363 $
Net Revenues to Organic Net Revenues
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
% Change
Includes the impacts of accounting calendar changes and the 53 week of shipments in 2011.
rd

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
(1)
Impact of
Integration
Programs
Impact of
Accounting
Calendar
Changes
Impact of
Currency
Organic
(Non-GAAP)
Impact of
Acquisitions -
Cadbury
(1)
Divestitures -
Cadbury's
Poland and
Romania
Operations
(1)
Impact of
Currency -
Cadbury
(1)
Cadbury
Organic
(Non-GAAP)
(1)
Combined
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
Cadbury
Organic
(Non-GAAP) (1)
Combined
Organic
(Non-GAAP)
2010
Kraft Foods North America 23,966 $   (21) $              (1,498) $        - $                - $                    (251) $       22,196 $  1,498 $          - $                (35) $         1,463 $        23,659 $  8.8% 1.1% 0.8% 1.1%
Kraft Foods Europe 11,628      -                       (2,892)           -                     (51)                  267           8,952        2,892             -                   91             2,983           11,935      32.6% 2.3% 0.7% 1.9%
Kraft Foods Developing Markets 13,613      -                       (4,753)           1                   (150)                15             8,726        4,753             (105)             (302)          4,346           13,072      71.1% 9.9% 5.1% 8.2%
Kraft Foods 49,207 $   (21) $              (9,143) $        1 $               (201) $            31 $          39,874 $  9,143 $          (105) $         (246) $       8,792 $        48,666 $  27.0% 3.2% 2.9% 3.1%
2009
Kraft Foods North America 22,030 $   (80) $              - $                  - $                - $                    - $             21,950 $  1,452 $          - $                - $             1,452 $        23,402 $
Kraft Foods Europe 8,768         (15)                 -                      -                     -                       -                 8,753        2,961             -                   -                 2,961           11,714
Kraft Foods Developing Markets 7,956         (14)                 -                      -                     -                       -                 7,942        4,341             (207)             -                 4,134           12,076
Kraft Foods 38,754 $   (109) $            - $                  - $                - $                    - $             38,645 $  8,754 $          (207) $         - $             8,547 $        47,192 $
(1)
  Kraft Foods acquired Cadbury plc on February 2, 2010.  Cadbury data, shown above, is for February through December 2010 and 2009, adjusted from IFRS to U.S. GAAP and translated to US$ from local countries' currencies.
Net Revenues to Combined Organic Net Revenues
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
Add back: % Change

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Integration
Program Costs
(1)
Acquisition-
Related Costs
(2)
Spin-off Costs
(3)
Underlying
(Non-GAAP)
As Reported
(GAAP)
Integration
Program Costs
(1)
Acquisition-
Related Costs
(2)
Underlying
(Non-GAAP)
Kraft Foods
Operating Income 6,657 $         521 $                 - $                     46 $                7,224 $          5,666 $         646 $                 273 $                6,585 $
Growth vs. Prior Year 17.5% 9.7%
Operating Income Margin 12.2% 13.3% 11.5% 13.4%
Kraft Foods North America
Segment Operating Income 4,167 $         66 $                    - $                     - $                    4,233 $          4,021 $         54 $                    7 $                     4,082 $
Growth vs. Prior Year 3.6% 3.7%
Segment Operating Income Margin 16.5% 16.8% 16.8% 17.0%
Kraft Foods Europe
Segment Operating Income 1,406 $         256 $                 - $                     - $                    1,662 $          1,115 $         256 $                 23 $                  1,394 $
Growth vs. Prior Year 26.1% 19.2%
Segment Operating Income Margin 10.5% 12.4% 9.6% 12.0%
Kraft Foods Developing Markets
Segment Operating Income 2,053 $         161 $                 - $                     - $                    2,214 $          1,577 $         181 $                 25 $                  1,783 $
Growth vs. Prior Year 30.2% 24.2%
Segment Operating Income Margin 13.0% 14.0% 11.6% 13.1%
(1)
Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)
  Acquisition-related costs include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
(3)
  Spin-off costs include transaction fees and other costs associated with the proposed spin-off of the North American grocery business.
Operating Income To Underlying Operating Income
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
2011 2010

GAAP to Non-GAAP Reconciliation

2011
As
Reported
(GAAP)
Integration
Program
Costs
(1)
Acquisition-
Related Costs
(2)
and Financing
Fees
(3)
U.S. Health Care
Legislation
Impact on
Deferred Taxes
Spin-off Costs
(4)
Operating
(Non-GAAP) Currency
Operating
Constant Fx
(Non-GAAP)
As
Reported
EPS Growth
(GAAP)
Operating
EPS Growth
(Non-GAAP)
Operating
Constant
Fx EPS
Growth
(Non-GAAP)
Diluted EPS
- Continuing operations 1.99 $         0.28 $       - $                    - $                    0.02 $                  2.29 $            (0.06) $       2.23 $            38.2% 13.4% 10.4%
- Discontinued operations -
- Net earnings attributable to Kraft Foods 1.99 $         (16.7)%
2010
Diluted EPS
- Continuing operations 1.44 $         0.29 $       0.21 $                  0.08 $                  - $                    2.02 $            - $          2.02 $
- Discontinued operations 0.95
- Net earnings attributable to Kraft Foods 2.39 $
(1)
Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with the acquisition.  Integration Program costs were $521 million, or $497 million after-tax including certain tax costs associated with the integration of Cadbury, for the twelve months ended December 31, 2011, as compared to $657 million, or $497 million after-tax for the twelve months ended December 31, 2010.
(2)
Acquisition-related costs include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
(3)
Acquisition-related financing fees include hedging and foreign currency impacts associated with the Cadbury acquisition and other fees associated with the Cadbury bridge facility.
(4)
Spin-off costs include transaction fees and other costs associated with the proposed spin-off of the North American grocery business.
Diluted Earnings per Share to Operating EPS
For the Twelve Months Ended December 31,
(Unaudited)
% Growth

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Integration
Program
Costs
(1)
Acquisition-
Related Costs
(2)
and Financing
Fees
(3)
U.S. Health Care
Legislation
Impact on
Deferred Taxes
Operating
(Non-GAAP)
As Reported
EPS Growth
(GAAP)
Operating
EPS Growth
(Non-GAAP)
2010
Diluted EPS
-  Continuing operations 1.44 $              0.29 $           0.21 $                 0.08 $                2.02 $           (23.8)% 4.7%
-  Discontinued operations 0.95
-  Net earnings attributable to Kraft Foods 2.39 $              17.7%
2009
Diluted EPS
-  Continuing operations 1.89 $              - $             0.04 $                 - $                 1.93 $
-  Discontinued operations 0.14
-  Net earnings attributable to Kraft Foods 2.03 $
(1)
  Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)
  Acquisition-related costs include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
(3)
  Acquisition-related financing fees include hedging and foreign currency impacts associated with the Cadbury acquisition and other fees associated with the Cadbury bridge facility.
Diluted Earnings per Share to Operating EPS
For the Twelve Months Ended December 31,
(Unaudited)
% Growth

GAAP to Non-GAAP Reconciliation

As Reported
(GAAP)
Integration
Program
Costs
(1)
Acquisition-
Related
Costs
(2)
Spin-off
Costs
(3)
Underlying
(Non-GAAP) Currency
Underlying
Constant Fx
(Non-GAAP)
As Reported
(GAAP)
Integration
Program
Costs
Acquisition-
Related
Costs
(2)
Underlying
(Non-GAAP)
As Reported
(GAAP)
Underlying
(Non-GAAP)
Underlying
Constant Fx
(Non-GAAP)
Kraft Foods
Net Revenues 54,365 $      1 $          - $           - $          54,366 $    (1,165) $   53,201 $          49,207 $      1 $          - $           49,208 $
Overheads 7,980 $        (405) $     - $           (46) $      7,529 $     (174) $      7,355 $            7,894 $        (574) $     (218) $      7,102 $     1.1% 6.0% 3.6%
Overheads as % of Net Revenues 14.7% 13.8% 13.8% 16.0% 14.4% (1.3)pp (0.6)pp (0.6)pp
Kraft Foods North America
Net Revenues 25,188 $      - $           - $           - $          25,188 $    (136) $      25,052 $          23,966 $      - $          - $           23,966 $
Overheads 2,932 $        (52) $       - $           - $          2,880 $     (14) $        2,866 $            2,933 $        (51) $       - $           2,882 $
-
(0.1%) (0.6%)
Overheads as % of Net Revenues 11.6% 11.4% 11.4% 12.2% 12.0% (0.6)pp (0.6)pp (0.6)pp
Kraft Foods Europe
Net Revenues 13,356 $      - $           - $           - $          13,356 $    (632) $      12,724 $          11,628 $      - $          - $           11,628 $
Overheads 2,072 $        (170) $     - $           - $          1,902 $     (93) $        1,809 $            2,031 $        (209) $     - $           1,822 $     2.0% 4.4% (0.7%)
Overheads as % of Net Revenues 15.5% 14.2% 14.2% 17.5% 15.7% (2.0)pp (1.5)pp (1.5)pp
Kraft Foods Developing Markets
Net Revenues 15,821 $      1 $          - $           - $          15,822 $    (397) $      15,425 $          13,613 $      1 $          - $           13,614 $
Overheads 2,476 $        (145) $     - $           - $          2,331 $     (65) $        2,266 $            2,187 $        (158) $     - $           2,029 $     13.2% 14.9% 11.7%
Overheads as % of Net Revenues 15.7% 14.7% 14.7% 16.1% 14.9% (0.4)pp (0.2)pp (0.2)pp
(1)
Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2) Acquisition-related costs include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
(3)
Spin-off costs include transaction fees and other costs associated with the proposed spin-off of the North American grocery business.
Overheads
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
2011 2010 Increase/(Decrease)
(1)

GAAP to Non-GAAP Reconciliation

2007 2008 2009 2010 2011
Net Cash Provided by Operating Activities (GAAP)
3.6 $        4.1 $        5.1 $        3.7 $        4.5 $
Capital Expenditures
(1.2)          (1.4)          (1.3)          (1.7)          (1.8)
Free Cash Flow (Non-GAAP)
(1)
2.3 $        2.8 $        3.8 $        2.1 $        2.7 $
Taxes Paid on Frozen Pizza Business Divestiture
-           -           -           1.2           -
Voluntary Pension Contributions
-           -           0.4           -           0.5
Adjusted Free Cash Flow (Non-GAAP)
2.3 $        2.8 $        4.2 $        3.3 $        3.2 $
(1)
  May not add due to rounding
Net Cash Provided by Operating Activities to Adjusted Free Cash Flow
For the Twelve Months Ended December 31,
($ in billions)  (Unaudited)